SPROTT LOAN	6 Months Ended
Feb. 28, 2022
Sprott Loans [Abstract]
SPROTT LOAN [Text Block]

5.           SPROTT LOAN

On August 15, 2019, the Company announced it had entered a senior secured credit facility with Sprott Private Resource Lending II (Collector), LP ("Sprott") and other lenders party thereto (the "Sprott Lenders") pursuant to which the Sprott Lenders advanced the Company $20.0 million in principal (the "Sprott Facility"). The loan was immediately drawn and was originally scheduled to mature on August 14, 2021. Principal amounts of the Sprott Facility outstanding were charged interest at a rate of 11% per annum, compounded monthly. In August 2021 the Company elected to exercise an option to extend the maturity date of $10.0 million in principal by one year. At August 31, 2021, the nominal principal balance outstanding was $9.4 million which was repaid in the current six month period, bringing the nominal principal balance due as of February 28, 2022 to $Nil. Scheduled interest payments were made monthly with interest of $293 having been paid to Sprott during the six-month period ended February 28, 2022 (February 28, 2021 - $964).

The Company maintained minimum working capital and cash balance requirements under the Sprott Facility throughout the period. The Company's pledge of its South African assets as security against the Sprott Facility has been fully released.

Effective interest of $378 was recognized during the period ended February 28, 2022 (February 28, 2021 - $1,093). Upon early repayment of the debt, a loss of $264 was recognized in the current period, (February 28, 2021 - $300).